Peabody to Acquire Tier 1 Australian Metallurgical Coal Assets from Anglo American November 25, 2024 Exhibit 99.2

Disclosure Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as "expects,” "anticipates," "intends," "plans," "believes," "seeks," "estimates," "projects," "forecasts," "targets," "would," "will," "should," "goal," "could" or "may" or other similar expressions. Forward-looking statements provide management's or the Board’s current expectations or predictions of future conditions, events or results. All statements that address operating performance, events, or developments that may occur in the future, including with respect to anticipated benefits from the acquisition of assets and businesses associated with Anglo American’s metallurgical coal portfolio in Australia, are forward-looking statements, including statements regarding Peabody’s shareholder return framework, execution of Peabody's operating plans, market conditions, reclamation obligations, financial outlook, the acquisition described in this press release and other strategic investments, and liquidity requirements. They may include estimates of sales and other operating performance targets, potential synergies, cost savings, capital expenditures, other expense items, actions relating to strategic initiatives, demand for the company’s products, liquidity, capital structure, market share, industry volume, other financial items, descriptions of management’s plans or objectives for future operations and descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect Peabody’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, Peabody disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond Peabody's control, that are described in Peabody's periodic reports filed with the SEC including its Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2023 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 and other factors that Peabody may describe from time to time in other filings with the SEC. You may get such filings for free at Peabody's website at www.peabodyenergy.com. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Transaction Summary

Delivering Strategic and Financial Benefits Potential favorable re-rating of the company's valuation Transforms Peabody into a leading metallurgical coal producer Implied 3.1x EBITDA acquisition price positions acquisition for substantial value creation Attractive Valuation & Cash Flow Accretive Advantaged to serve world’s largest and fastest growing steel markets Tier 1 assets near the world’s strongest steel markets $65 to $70 per ton EBITDA1 margins at $225 per metric ton benchmark pricing Enhances margins and through-the-cycle performance $100M of annual cost savings and synergies through corporate and operational efficiencies Significant synergies Stronger and more durable platform with significant value upside to enhance shareholder value Enables continued shareholder returns 1 Refer to Non-GAAP Measures on page 19, note 2.

Snapshot of Acquired Assets Asset Moranbah North Grosvenor Aquila Capcoal2 Ownership/ Partners 88% Peabody 6.25% NSSMC 4.75% Mitsui 0.5% JFE 0.5% Kobe Steel 88% Peabody 6.25% NSSMC 4.75% Mitsui 0.5% JFE 0.5% Kobe Steel 70% Peabody 30% Mitsui 70% Peabody 30% Mitsui Product type PHCC PHCC PHCC PHCC, PCI and Other 2026 Projected Production1 5.6 N/A 2.2 3.4 Reserves1 147 61 21 77 Resources1 387 470 63 337 Expected mine life (Yrs) 31 20 8 24 Reserves and resources are quoted on an attributable basis. Capcoal OC consists of the Lake Lindsay and Oak Park mining areas. Anglo has an effective ownership interest of 79.5%, based on a 70.0% interest in the Capcoal JV (Lake Lindsay; responsible for mining at both areas) and an 86.4% interest in the Roper Creek JV (Oak Park), determined using the proportion of the saleable tonnes in each mining area. As per Anglo American Ore Reserves and Mineral Resources Report 2023 converted from metric tons into short tons at a conversion factor of 1.10231. Reserves and resources are reported in accordance with the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves (the JORC Code, 2012). (Short tons in Millions)

Increases Exposure to Key High-Growth Markets Expanded Australian met coal portfolio positions Peabody to meet increasing demand in Asian markets Asia represents entire growth in global steel demand over past decade Also comprises vast majority of projected growth in metallurgical coal demand by 2050 In addition to premium quality, the close proximity to Asia provides substantial delivered cost advantages Well-positioned portfolio to service metallurgical coal demand Highly sought after PHCC, an established cornerstone of coking coal blends Quality Broad and established international customer base Diversification Optimized blending and logistics will increase customer value proposition Upside ✔ ✔ ✔ 4 Legend: Key Asian markets Australia Assets to be acquired

Note: Peabody and Peabody Pro Forma estimates based on internal estimates. Peer production estimates per Wood Mackenzie Q3 2024 data 2026 Projected Production Positions Peabody as Leading Seaborne Met Coal Producer

Acquired Assets Transform Seaborne Metallurgical Segment Metallurgical Coal Sales Metallurgical Sales By Grade (Short tons in Millions)

Reweights Peabody from Thermal to Metallurgical Coal-Focused

Peabody

Transformative Reweighting from Thermal to Metallurgical Coal

2026E EBITDA by Coal Type



Peabody Standalone[1]
84% Seaborne Coal
16%
50%
34%
Peabody Pro Forma
92% Seaborne Coal
8%
18%
74%
Seaborne Metallurgical Coal
Seaborne Thermal Coal
U.S. Thermal Coal

2026 EBITDA potentially >2x greater than Peabody standalone

Substantial Increase in Met Coal Segment Reserves And Resources[2]

(Short tons in Millions)



Marketable Reserves
~2.9x
163
469
Peabody Standalone
Peabody Pro Forma
ROM Resources
~2.7x
956
2,620
Peabody Standalone
Peabody Pro Forma

Source: Peabody and Peabody Pro Forma estimates based on internal estimates.

(1) Refer to slide 19, note 1; Corporate G&A allocated in proportion to segment EBITDA.

(2) As per Anglo American Ore Reserves and Mineral Resources Report 2023 converted from metric tons into short tons at a conversion factor of 1.10231. Reserves and resources are quoted on an attributable basis. Resources reflect Measured, Indicated and Inferred tons and are quoted as inclusive of ROM reserves. Resources also include Moranbah South.

BUILDING BRIGHTER FUTURES

9

Strategic Capital Allocation Positioned Peabody for Acquisition Developed a resilient balance sheet by eliminating secured debt, fully funding final reclamation, and building adequate liquidity Restarted shareholder returns with an emphasis on share buybacks (16% reduction in shares outstanding) Balanced capital allocation between shareholder returns and investment in growth assets (1) Reflects dividends declared and share buybacks made since April 2023 (US$ Millions) Capital Allocation (2020-Present) Debt Reduction Reclamation Funding

Targeting Optimal Blend of Acquisition Financing Bridge Financing $2.075 billion bridge facility commitment from Jefferies, KKR and others Upfront cash consideration Reclamation funding Stamp duty and transaction costs Bridge facility to be replaced with permanent financing at target leverage ceiling of 1.5x Permanent Financing High yield secured notes Secured term loan Minority stake sales of Centurion, Moranbah, Grosvenor and Capcoal Convertible unsecured notes Common equity Reclamation bonding alternatives

Peabody Entering Next Phase of Transformation Sustainable seaborne portfolio for superior value creation Peabody is a leading global coal producer, providing essential ingredients that enable modern day life Building Financial Resiliency 2022 Advancing Centurion 2024 Acquiring Anglo American’s Premier Hard Coking Coal Assets Achieving Valuation Re-rating 2025+ 2025 Restarted Shareholder Return Program 2023

Q & A

Appendix

Overview of Assets Moranbah North Mine is a well-equipped, high-capacity underground longwall operation located approximately 200 km southwest of Mackay in Queensland. The mine produces premium low-volatile hard coking coal and is expected to produce an average of 6.2 million tons per year of saleable coal over the next 31 years. Reserves total 147 million tons with 387 million tons of coal resources. Moranbah North’s coal products are exported to steel customers across Asia through the Dalrymple Bay Terminal near Mackay.   Grosvenor Mine is an underground longwall operation in the Bowen Basin. The mine is currently inactive following an ignition event in June 2024. The mine produces premium low-volatile hard coking coal and, when production resumes, is expected to produce an average of 3 to 4 million tons per year of saleable coal production over the next 20 years. Reserves total 61 million tons with 470 million tons of coal resources. Grosvenor’s coal products are transported via an on-site rail loading facility that is shared with Moranbah North and exported to steelmaking customers via the Dalrymple Bay Coal Terminal.   Aquila Mine is an underground longwall operation located 240km south of Mackay in Queensland. The mine produces premium low-volatile hard coking coal and is expected to produce an average of 3.3 million tons per year of saleable coal over the next eight years. Reserves total 21 million tons with 63 million tons of coal resources. Aquila’s coal products are exported to steel customers across Asia through the Dalrymple Bay Terminal and RG Tanna Coal Terminal.   Capcoal Open-Cut Mine is a long-life surface operation, located 240 km south of Mackay in Queensland. The mine produces premium low-volatile hard coking coal, pulverized coal injection (PCI) and thermal coal, and is expected to produce an average of 4.0 to 4.5 million tons per year of saleable coal over 24 years. Reserves total 77 million tons with 337 million tons of coal resources. Capcoal’s coal products are exported to customers via the Dalrymple Bay and RG Tanna Coal Terminal.

Development project Price Contingent Consideration Anglo American is entitled to 35% of revenue above benchmark trigger prices during the first five-years following completion, up to an aggregate amount of $550 million Assets Total Cap Revenue Share Index Price Product Type Benchmark Trigger Price – US$/Metric tonnes US$m % Year 1 Year 2 Year 3 Year 4 Year 5 Moranbah, Grosvenor 232 35% Platts Premium Low Vol (PLVHA00) FOB Australia HCC 240 235 240 246 252 Capcoal, Aquila and Moranbah South1 318 35% Platts Low Vol Hard Coking Coal FOB HCC 240 235 240 246 252 Platts Low Vol PCI FOB Australia Index (MCLVA00) PCI 180 176 181 184 190 Platts Semi Soft FOB Australia (MCSSA00) SSCC 156 153 156 160 164 gcNEWC Index FOB Newcastle as published by globalCOAL Thermal 143 146 149 151 137

With this transaction, Peabody is continuing to execute its stated goal to re-balance its portfolio assets away from thermal coal toward metallurgical coal. In light of the significant shift in the composition of the company’s assets through this transaction, Peabody intends to reassess each asset in its portfolio. Peabody previously announced plans to reduce annual thermal coal volumes from its U.S. mines by 20 – 40 million tons (versus 2023 production) by 2035, and this reassessment process could accelerate these reductions. Innovation may also further support this transition by allowing coal from Peabody’s U.S. operations to be sold for future applications with a lower carbon intensity. As previously announced, Peabody exceeded its Board of Director’s initial targets to reduce its Scope 1 and Scope 2 emissions by 15% (versus 2018 emissions levels) by reducing those emissions by 35%. As part of the company’s commitment to establish incremental, measurable and actionable targets on emissions reduction, Peabody’s Board will establish new targets for Scope 1 and Scope 2 reduction by the end of the year. (Continued on next slide) Acquisition Accompanied by Sustainability-Related Actions

While Peabody has not yet established specific targets related to the reduction of its Scope 3 emissions, the Peabody Board has communicated its aspirations to reach net-zero emissions by 2050, noting that achieving such a commitment requires continued technological innovation. To help drive this innovation, Peabody continues to support academic research in carbon capture — including direct air capture — and storage. Further, to start down a path toward specific Scope 3 reduction commitments, and in the interest of transparency, Peabody plans to include an estimate of its Scope 3 emissions in its 2026 Sustainability Report. Peabody continues to reimagine the use of its coal assets in the energy transition, via: R3 Renewables (a Peabody joint-venture) which is advancing project development of over 5.0 GW of solar and battery storage capacity on ten sites on or near previous coal mining operations in Indiana and Illinois, with three of the sites (Gateway, Bear Run and Wild Boar) utilizing reclaimed mine land owned by Peabody. Pre-development actions to build a 5 megawatt (MW) power station that utilizes gas removed from the Centurion Mine in Queensland. The project will provide carbon abatement under the Australian Safeguard Mechanism and the site with power cost savings. In addition, assessing potential for an LNG facility at Centurion to commercialize premium methane, offset drainage cost and further abate Australian Safeguard. Other renewable projects, as Peabody is in pre-development of a large-scale solar project at Twentymile Mine (Colorado) and a wind project at Wilpinjong Mine (New South Wales), with both representing approximately 300 MW in battery storage. Each project in Peabody’s portfolio — whether traditional mining projects or emerging uses of existing assets — competes for capital. As incentives in furtherance of the energy transition continue to build, the company believes that competition for capital increasingly tilts toward a reimagined Peabody portfolio with a lower carbon footprint. Acquisition Accompanied by Sustainability-Related Actions (Continued)

Note on Non-GAAP Financial Measures EBITDA refers to Adjusted EBITDA which is a non-GAAP financial measure defined as income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expenses and depreciation, depletion and amortization. Adjusted EBITDA is also adjusted for the discrete items that management excluded in analyzing each of its segment's operating performance. Adjusted EBITDA is used by management as the primary metric to measure each of its segment's operating performance and allocate resources. The estimates presented previously within these materials are forward-looking measures. Due to the volatility and variability of certain items needed to reconcile these measures to their nearest GAAP measure, no reconciliation can be provided without unreasonable cost or effort. EBITDA Margin per Ton refers to Adjusted EBITDA Margin per Ton which is an operating/statistical measure equal to Adjusted EBITDA by segment divided by segment tons sold. Management believes Adjusted EBITDA Margin per Ton best reflects controllable costs and operating results at the reporting segment level. The estimates presented previously within these materials are forward-looking measures. Due to the volatility and variability of certain items needed to reconcile these measures to their nearest GAAP measure, no reconciliation can be provided without unreasonable cost or effort.